AMENDED AND RESTATED
                                    BYLAWS OF
                         DELTA WOODSIDE INDUSTRIES, INC.

                                                                          Page


ARTICLE I.
         PURPOSE AND OFFICES.................................................1
         Section 1.2       Business Office....... ...........................1
         Section 1.3       Registered Office.................................1

ARTICLE II.
         SHAREHOLDERS........................................................1
         Section 2.1       Annual Meeting....................................1
         Section 2.2       Special Meetings..................................2
         Section 2.3       Place of Meeting; Conduct of Meeting..............2
         Section 2.4       Notice of Meeting.................................2
         Section 2.5       Fixing of Record Date.............................4
         Section 2.6       Shareholder List..................................4
         Section 2.7       Quorum and Voting Requirements....................5
         Section 2.8       Increasing Either Quorum or Voting Requirements...6
         Section 2.9       Proxies.......................................... 6
         Section 2.10      Voting of Shares; Polls...........................6
         Section 2.11      Corporation's Acceptance of Votes.................7
         Section 2.12      Informal Action by Shareholders...................8
         Section 2.13      Notice of Shareholder Nominations.................8
         Section 2.14      Procedures for Submission of Shareholder
                           Proposals at Annual Meeting......................10
         Section 2.15      Shareholders' Rights to Inspect Corporate
                           Records.....................................     11
         Section 2.16      Financial Statements Shall be Furnished to
                           the Shareholders...........................      12
         Section 2.17      Dissenters' Rights...............................12

ARTICLE III.
         BOARD OF DIRECTORS.................................................12
         Section 3.1       General Powers...................................12
         Section 3.2       Number, Tenure and Qualifications of Directors...13
         Section 3.3       Regular Meetings.................................13
         Section 3.4       Special Meetings.................................13
         Section 3.5       Notice of Special Meeting........................13
         Section 3.6       Director Quorum................................ .14
         Section 3.7       Manner of Acting.................................14
         Section 3.8       Action Without a Meeting.........................14
         Section 3.9       Removal of a Director............................15
         Section 3.10      Vacancies........................................15
         Section 3.11      Compensation.....................................15

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        Section 3.12      Committees........................................16

ARTICLE IV.
         OFFICERS          .................................................17
         Section 4.1       Number...........................................17
         Section 4.2       Appointment and Term of Office...................17
         Section 4.3       Removal..........................................17
         Section 4.4       The President....................................17
         Section 4.5       The Vice-Presidents..............................18
         Section 4.6       The Secretary....................................18
         Section 4.7       The Treasurer....................................18
         Section 4.8       Assistant Secretaries and Assistant Treasurers...19
         Section 4.9       Salaries.........................................19

ARTICLE V.
         INDEMNIFICATION OF DIRECTORS, OFFICERS,
         AGENTS, AND EMPLOYEES..............................................19
         Section 5.1       Indemnification.  ...............................19
         Section 5.2       Request for Indemnification; Determination of
                           Entitlement
                           Thereto; When Paid...............................19
         Section 5.3       No Challenge to Validity.........................20
         Section 5.4       Nonexclusivity...................................20
         Section 5.5       Severability.....................................20
         Section 5.6       Notices..........................................20

ARTICLE VI.
         CERTIFICATES FOR SHARES AND THEIR TRANSFER.........................20
         Section 6.1       Certificates for Shares..........................20
         Section 6.2       Registration of the Transfer of Shares...........21
         Section 6.3       Restrictions on Transfer of Shares Permitted.....22
         Section 6.4       Acquisition of Shares............................22

ARTICLE VII.
         DISTRIBUTIONS......................................................22
         Section 7.1       Distributions....................................22

ARTICLE VIII.
         CORPORATE SEAL.....................................................22
         Section 8.1       Corporate Seal...................................22

ARTICLE IX.
         FISCAL YEAR........................................................22
         Section 9.1       Fiscal Year......................................22


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ARTICLE X.
         EMERGENCY BYLAWS...................................................23
         Section 10.1      Emergency Bylaws.................................23

ARTICLE XI.
         AMENDMENTS.........................................................24
         Section 11.1      Amendments.......................................24



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                                   ARTICLE I.
                               PURPOSE AND OFFICES

     Section 1.1           Purpose.

     The  purpose  of  the  Corporation,   certain  rights  and  powers  of  the
Corporation and of its directors and stockholders, the location of its registered office in the State of South Carolina and its capital stock shall all be as set forth in the Articles of Incorporation of the Corporation; and the management of the business and the conduct of the affairs of the Corporation shall be subject to the provisions of the said Articles, which is hereby made a part of these Bylaws. In case of any irreconcilable inconsistency between the Articles of Incorporation and these Bylaws, provisions in the Articles of Incorporation shall prevail.

     All references in these Bylaws to the Articles of Incorporation shall be construed to mean the Articles of Incorporation of the Corporation as from time to time amended. All references in these Bylaws to the masculine gender shall include the feminine and neutral gender.

     In the event of any conflict between these Bylaws and applicable law, applicable law shall govern.

     Section 1.2           Business Office.

     The original principal office of the Corporation shall be within the State of South Carolina and shall be located in Greenville County. The board of directors may change the location of the principal office. The Corporation shall maintain at its principal office a copy of certain records, as specified in Sec.
2.15. The Corporation may have such other offices, either within or without the State of South Carolina, as the board of directors may designate or as the business of the Corporation may require.

     Section 1.3           Registered Office.

     The registered office of the Corporation, required by Sec. 33-5-101, of the South Carolina Business Corporation Act of 1988, as amended (hereinafter the "Act") (or any succeeding statute of like or similar tenor or effect) may be, but need not be, identical with the principal office in the State of South Carolina, and the address of the registered office may be changed from time to time by the Corporation.

                                   ARTICLE II.
                                  SHAREHOLDERS

     Section 2.1           Annual Meeting.

     The annual meeting of the shareholders shall be held on such date as may be designated by the board of directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting. No other matters may be brought before

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the meeting by any shareholder  unless written notice of such matters,  together
with  an  adequate  description  thereof,   shall  have  been  provided  to  the
Corporation in compliance with Sec. 2.13 or Sec. 2.14.

     Section 2.2            Special Meetings.

     Special meetings of the shareholders, for any purpose or purposes described in the meeting notice (which may be limited to one or more specific purposes), may be called by the President or by the board of directors. Only such business shall be conducted at a special shareholder meeting as shall have been brought before such meeting pursuant to the Corporation's notice of meeting given in accordance with Sec. 2.4.

      Section 2.3           Place of Meeting; Conduct of Meeting.

     The board of directors may designate any place as the place of meeting for any annual or special meeting of the shareholders, which may be either within or without the State of South Carolina. If no designation is made, the place of meeting shall be the principal office of the Corporation. Every meeting of shareholders shall be chaired by the Chairman of the board of directors, or, in the absence thereof, such person as the Chairman of the board of directors shall appoint, or, in the absence thereof or in the event that the Chairman of the board of directors shall fail to make such appointment, such person as shall be appointed by vote of the Nominating Committee of the board of directors, or, in the absence thereof or in the event that such Committee fails to make such appointment, any officer of the Corporation elected by the board of directors.

       Section 2.4           Notice of Meeting.

                (a)           Required Notice.

     Written notice stating the place, date and hour of any annual or special shareholder meeting shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the President or the board of directors. Only the President or the board of directors shall have the authority to set the place, date and hour of any special meeting. Such notice shall be given to each shareholder of record entitled to vote at such meeting and to any other shareholder entitled by the Act or the Articles of Incorporation to receive notice of the meeting.

     Notice shall be deemed to be effective at the earlier of: (1) when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid, (2) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee, (3) when received, or (4) 5 days after deposit in the United States mail, if mailed postpaid and correctly addressed, to an address other than that shown in the Corporation's current stock transfer books.


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

     Any previously scheduled meeting of the shareholders may be postponed, and any special meeting of the shareholders may be canceled, by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of shareholders.

                  (b)      Adjourned Meeting.

     If any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time or place, if the new date, time and place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is, or must be, fixed (see Sec. 2.5) then notice must be given pursuant to the requirements of paragraph (a) of this Sec. 2.4, to those persons who are shareholders as of the new record date.

                  (c)      Waiver of Notice.

     The shareholders may waive notice of any meeting (or any notice required by the Act, Articles of Incorporation, or Bylaws), by a writing signed by the shareholders entitled to the notice, that is delivered to the Corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records.

      A shareholder's attendance at a meeting:

          (1) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and

          (2) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

                  (d)      Contents of Notice.

     The notice of each special shareholder meeting shall include a description of the purpose or purposes for which the meeting is called. Except as provided in this Sec. 2.4(d), or as provided in the Corporation's Articles of Incorporation, or otherwise in the Act, the notice of an annual shareholder meeting need not include a description of the purpose or purposes for which the meeting is called.

     If a purpose of any shareholder meeting is to consider either: (1) a proposed amendment to the Articles of Incorporation (including any restated Articles requiring shareholder approval); (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all or substantially all of the Corporation's property; (4) the adoption, amendment or repeal of a Bylaw; (5) dissolution of the Corporation; or (6) removal of a director, the notice must so state and be accompanied by respectively a copy or summary of the: (1) articles of amendment; (2) plan of merger or share exchange;
(3) transaction for disposition of all the

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

corporation's property; or (4) Bylaw proposal. If the proposed corporate action creates dissenters' rights, the notice must state that shareholders are, or may be, entitled to assert dissenters' rights, and must be accompanied by a copy of Chapter 13 of the Act or any succeeding statute of like or similar tenor and effect. In addition, with or before the notice of each shareholders' meeting, the Corporation shall provide the information, if any, required pursuant to Sec. 33-16-210 of the Act, or any succeeding statute of like or similar tenor or effect.


     Section 2.5           Fixing of Record Date.

     For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any distribution or dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may fix in advance a date as the record date. Such record date shall not be more than seventy days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is so fixed by the board for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive a share dividend or distribution, the record date for determination of such shareholders shall be at the close of business on:

          (a) With respect to an annual shareholders' meeting or any special shareholders' meeting called by the board or any person specifically authorized by the board or these Bylaws to call a meeting, the day before the first notice is delivered to shareholders;

          (b) With respect to the payment of a share dividend, the date the board authorizes the share dividend;

          (c) With respect to actions taken in writing without a meeting, the date the first shareholder signs a consent; and

          (d) With respect to a distribution to shareholders (other than one involving purchase or reacquisition of shares), the date the board authorizes the distribution.

     When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the meeting is ad journed to a date more than 120 days after the date fixed for the original meeting.

     Section 2.6           Shareholder List.

     The officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete record of the shareholders entitled to vote at each meeting of shareholders thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The list must be arranged by voting group, if such exists, and within each voting



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

group by class or series of shares. The shareholders' list must be available for inspection by any shareholder, beginning not later than the fifth business day following the date on which notice of the meeting is given for which the list was prepared and continuing through the meeting. The list shall be available at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A shareholder, his agent or attorney is entitled on written demand to inspect, and subject to the requirements of Sec. 2.15, to copy the list at his expense during regular business hours, and during the period it is available for inspection. The Corporation shall maintain the shareholder list in written form or in another form capable of conversion into written form within a reasonable time.

     Section 2.7           Quorum and Voting Requirements.

     (a) General. Unless the Articles of Incorporation or the Act provide otherwise, the presence at any meeting, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business.

     (b) Voting Groups. If the Articles of Incorporation or the Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation or the Act provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

     If the Articles of Incorporation or the Act provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

     (c) Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting unless a new record date is or must be set under the Act for the adjourned meeting. If a quorum exists, action on a matter (other than the election of directors) is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or the Act require a greater number of affirmative votes.

     (d) Adjournment. The Chairman of the meeting or a majority of the shares represented at the meeting in person or by proxy and entitled to vote thereat may adjourn the meeting from time to time, whether or not there is a quorum, unless otherwise proscribed by law. The shareholders present at a duly called meeting at which a quorum is present, and at any adjournment thereof, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.


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

     Section 2.8           Increasing Either Quorum or Voting Requirements.

     For purposes of this Sec. 2.8 a "supermajority" quorum is a requirement that more than a majority of the votes of the voting group be present to constitute a quorum; and a "super majority" voting requirement is any requirement that requires the vote of more than a majority of the affirmative votes of a voting group at a meeting.

     The Articles of Incorporation may provide for a "supermajority" quorum or "super majority" voting requirement.

     An amendment to the Articles of Incorporation that adds, changes, or deletes a "supermajority" quorum or voting requirement for shareholders must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

     Section 2.9            Proxies.

     At all meetings of shareholders, a shareholder may vote in person, or vote by proxy that is executed in writing by the shareholder or that is executed by his duly authorized attorney-in-fact. Such proxy shall be dated and filed with the Secretary of the Corporation or other person authorized to tabulate votes before or at the time of the meeting. Unless a time of expiration is otherwise specified, a proxy is valid for eleven months. A proxy is revocable unless executed in compliance with Sec. 33-7-220(d) of the Act, or any succeeding statute of like or similar tenor or effect. A shareholder shall not sell his vote to any person, nor shall he issue a proxy to vote for any sum of money or anything of value, except so far as the Act authorizes irrevocable proxies.

     Section 2.10          Voting of Shares; Polls.

     Unless  otherwise   provided  in  the  Articles  of   Incorporation,   each
outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

     Absent special circumstances, outstanding shares of the Corporation are not entitled to vote if they are owned directly or indirectly by another corporation in which the Corporation owns, directly or indirectly, a majority of the shares entitled to vote for the election of directors of the other corporation; provided, however, this provision shall not limit the power of this Corporation to vote its own shares held by it in a fiduciary capacity.

     Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.


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

     At any meeting of shareholders, the Chairman of the meeting shall fix and announce at the meeting the date and time of the opening and closing of the polls for each matter upon which the shareholders will vote at the meeting.

     Section 2.11          Corporation's Acceptance of Votes.

     (a) If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the Corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder.

     (b) If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the Corporation, if acting in good faith, is never theless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

          (1) the shareholder is an entity as defined in the Act and the name signed purports to be that of an officer or agent of the entity;

          (2) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

          (3) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

          (4) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment;

          (5) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners; and

          (6) any other requirement of Sec. 33-7-240(b) of the Act, or any succeeding statute of like or similar tenor or effect, is met.

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

          (c) The Corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the Secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

          (d) The Corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section or the Act are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

          (e) Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

     Section  2.12  Informal  Action by  Shareholders.

     Any action required or permitted by the Act to be taken at a meeting of the shareholders may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action. The action must be evidenced by one or more consents in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof and shall be delivered to the Corporation for inclusion in the minute book or filing with the corporate records. If the Act requires that notice of the proposed action be given to non-voting shareholders and the action is to be taken by unanimous written consent of the voting shareholders, the Corporation shall give the non-voting shareholders written notice of the proposed action at least 10 days before the action is taken, which notice shall contain or be accompanied by the same material that would have been required to be sent to nonvoting shareholders in a notice of meeting if a formal meeting had been called to consider the action. A consent signed under this section has the effect of a meeting vote and may be described as such in any document. Every written consent shall bear the date of signature of each shareholder who signs the consent.

     Section 2.13          Notice of Shareholder Nominations.

     (a) Only persons who are nominated in accordance with the procedures set forth in this Sec. 2.13 shall be eligible for election as directors of the Corporation. Nomination of persons for election to the board of directors of the Corporation may be made (i) by or at the direction of the board of directors or
(ii) by any shareholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this Sec. 2.13.

     (b) All nominations by shareholders shall be made pursuant to timely notice in proper written form to the Secretary of the Corporation.

          (1) To be timely, a shareholder's notice shall be personally delivered to or mailed, postage prepaid, and received at the principal executive offices of the Corporation not later than (i) with respect to an election to be held at an annual meeting of shareholders, 120 days prior to the first anniversary date of the immediately preceding annual meeting and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the

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

     close of business on the tenth day following the date on which notice of such meeting shall first be given to shareholders.

          (2) To be in proper written form, such shareholder's notice shall set forth in writing:

               (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated;

               (b) the class and number of shares held of record, beneficially owned and represented by proxy by such shareholder as of the record date of the meeting (if such a date has been established) and as of the date of such notice, the name in which those shares are registered, and a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

               (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

               (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the board of directors of the Corporation;

               (e) the consent in writing of each nominee to serve as a director of the Corporation if so elected; and

               (f) such other information as the Corporation may reasonably request.

          The officer or other person presiding over the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

          (c) At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee.

          (d) In the event that a shareholder seeks to nominate one or more directors, the Secretary shall appoint two inspectors, who shall not be affiliated with the Corporation, to determine whether a shareholder has complied with this Sec. 2.13. If the inspectors shall determine that a shareholder has not complied with this Sec. 2.13, the inspectors shall direct the Chairman of the meeting to declare to the meeting that the nomination was not made in accordance with the procedures prescribed by the Bylaws of the Corporation, and the Chairman shall so declare to the meeting and the defective nomination shall be disregarded.

          (e) Notwithstanding the foregoing provisions of this Sec. 2.13, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to the matters set forth in this Sec. 2.13.

          (f) Nothing in this Sec. 2.13 shall be deemed to affect any rights of holders of any series of preferred stock to elect directors under specified circumstances.

     Section 2.14 Procedures for Submission of Shareholder Proposals at Annual Meeting.

     (a) At any annual meeting of the shareholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the board of directors or (ii) by any shareholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this Sec. 2.14.

     (b) For business properly to be brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for shareholder action.

          (1) To be timely, a shareholder's notice must be personally delivered to or mailed, postage prepaid, and received at the principal executive offices of the Corporation not later than 120 days prior to the first anniversary date of the immediately preceding annual meeting or not later than 10 days after notice or public disclosure of the date of the annual meeting shall be given or made to stockholders, whichever date shall be earlier.

          (2) To be in proper written form, a shareholder's notice to the Secretary shall set forth in writing as to each matter the shareholder proposes to bring before the annual meeting:

               (i) a description of such item of business, the reasons for conducting it at such meeting and, in the event that such item of business shall include a proposal to amend either the Articles of Incorporation or these Bylaws, the text of the proposed amendment;

               (ii) the name and address of the shareholder proposing such item of business, as they appear on the Corporation's books, and the beneficial owner, if any, on whose behalf the proposal is made;

               (iii) the class and number of shares held of record, beneficially owned and represented by proxy by such shareholder as of the record date for the meeting (if such a date has been established) and as of the date of such notice, the name in which those shares are registered and a representation that the shareholder intends to appear in person or by proxy at the meeting to propose such item of business;

               (iv) any material interest of the shareholder in such item of business;

               (v) a description of all arrangements and understandings between the shareholder and any other person or persons (naming such person or persons) pursuant to which the proposal is made by the shareholder; and

               (vi) such other information as the Corporation shall reasonably request.

                    (c)   Notwithstanding   anything  in  these  Bylaws  to  the
               contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Sec.
               2.14. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Sec. 2.14, and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                    (d) Notwithstanding the foregoing provisions of this Sec. 2.14, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Sec. 2.14.

     Section 2.15          Shareholders' Rights to Inspect Corporate Records.

     (a)   Minutes and Accounting Records.

     The Corporation shall keep as permanent records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the Corporation. The Corporation shall maintain appropriate accounting records.

      (b)   Absolute Inspection Rights of Records Required at Principal Office.

     If he gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, and otherwise meets the requirements of Sec. 33-16-102(a) of the Act (or any succeeding provision of like or similar tenor or effect) a shareholder of the Corporation (or his agent or attorney) has the right to inspect and copy, during regular business hours, the records of the Corporation described in Sec. 33-16-101(e) of the Act (or any succeeding provision of like or similar tenor or effect).

     (c)      Conditional Inspection Right.

     In addition, if he gives the Corporation a written demand made in good faith and for a proper purpose at least five business days before the date on which he wishes to inspect and copy, he describes with reasonable particularity his purpose and the records he desire to inspect, the records are directly connected with his purpose, and the shareholder meets any other requirements imposed by Sec. 33-16-102(c) of the Act (or any succeeding provision of like or similar tenor or effect), a shareholder of the Corporation (or his agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, the records of the Corporation described in Sec. 33-16-102(b) of the Act or any succeeding provision of like or similar tenor or effect.

     (d)      Copy Costs.

     The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder (or his agent or attorney). The charge may not exceed the estimated cost of production or reproduction of the records.

     Section 2.16   Financial Statements Shall be Furnished to the Shareholders.

     (a) The Corporation shall furnish its shareholders annual financial statements, which may be consolidated or combined statements of the Corporation and one or more of its subsidiaries, as appropriate, that comply with the requirements of Sec. 33-16-200 of the Act or any succeeding statute of like or similar tenor or effect.

     Section 2.17          Dissenters' Rights.

     Each shareholder shall have the right to dissent from, and obtain payment for, his shares when so authorized by the Act, Articles of Incorporation, these Bylaws, or in a resolution of the board of directors.

                                  ARTICLE III.
                               BOARD OF DIRECTORS

     Section 3.1           General Powers.

     Unless the Articles of Incorporation have dispensed with or limited the authority of the board of directors by describing who will perform some or all of the duties of a board of directors, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the board of directors.

     Section 3.2           Number, Tenure and Qualifications of Directors.

     The number of directors of the Corporation shall be the number designated by the directors at their initial or organizational meeting. Thereafter, the number of directors may be increased or decreased by action of the board or shareholders at any board meeting or annual meeting of shareholders. No decrease in the number of directors, however, shall have the effect of shortening the term of any incumbent director. Each director shall hold office until the next annual meeting of shareholders or until removed. However, if his term expires, he shall continue to serve until his successor shall have been elected and qualified or until there is a decrease in the number of directors. Directors need not be residents of the State of South Carolina or shareholders of the Corporation unless so required by the Articles of Incorporation.

     Section 3.3           Regular Meetings.

     A regular meeting of the board of directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution and it shall be the duty of each director to attend such regular meetings without additional notice.

     Section 3.4           Special Meetings.

     Unless otherwise provided in the Articles, special meetings of the board of directors may be called by or at the request of the Chairman of the board, the President or a majority of the board of directors. The person authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of di rectors.

     Section 3.5           Notice of Special Meeting.

     Notice of any special meeting of directors shall be given to each director at his business or residence in writing by hand delivery, first-class or overnight mail or courier service, telegram or facsimile or similar transmission, orally by telephone or by any other usual means of communication. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least 48 hours before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph com pany or the notice is delivered to the overnight mail or courier service company at least twenty- four (24) hours before such meeting. If by facsimile or similar transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve
(12) hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least twelve (12) hours prior to the time set for the meeting. If by other usual means of communication, as much advance notice as is practicable under the circumstances shall be given. Any director may waive notice of any meeting. Except as provided in the next sentence, the waiver must be in writing, signed by the director entitled to the notice, and filed with the minutes or corporate records. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting.

     Section 3.6           Director Quorum.

     A majority of the number of directors in office immediately before the meeting begins shall constitute a quorum for the transaction of business at any meeting of the board of directors.

     Section 3.7           Manner of Acting.

     (a)      Required Vote.

     The act of the majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the board of directors unless the Articles of Incorporation require a greater percentage.

     (b)      Telephone Meeting.

     Any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting and may be described as such in any document.

    (c)      Failure to Object to Action.

     A director who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless: (1) he objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting business at the meeting; or (2) his dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

     Section 3.8           Action Without a Meeting.

     Action required or permitted by the Act to be taken at a board of directors' meeting may be taken without a meeting if the action is assented to by all members of the board.

     The action may be evidenced by one or more written consents describing the action taken, signed by each director, and included in the minutes or filed with the corporate records reflecting the action taken. Action evidenced by written consents under this section is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

     Section 3.9           Removal of a Director.

     The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause, unless the Articles of Incorporation provide that directors may be removed only for cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. A director may be removed for cause only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

     Section 3.10          Vacancies.

     Unless the Articles of Incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the vacancy may be filled by a majority of the remaining directors, even though less than a quorum, by the sole remaining director or by the shareholders of the Corporation.

     If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders.

     A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

     The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected. However, if his term expires, he shall continue to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

     Section 3.11          Compensation.

     Unless otherwise provided in the Articles of Incorporation or by resolution of the board of directors, each director may be paid his expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary or receive other consideration for service as director or receive a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the Corporation in any capacity and receiving compensation therefor.

     Section 3.12          Committees.

     (a)      Creation of Committees.

     Unless the Articles of Incorporation provide otherwise, the board of directors may create one or more committees and appoint members of the board of directors to serve on them or the President, if so delegated by the board, may appoint members to serve on committees created by the board. Each committee must have two or more members, who serve at the pleasure of the board of directors.

     (b)      Selection of Members.

     The creation of a committee and appointment of members to it must be approved by the greater of (1) a majority of all the directors in office when the action is taken or (2) the number of directors required by the Articles of Incorporation to take such action (or, if not specified in the Articles, the numbers required by Sec. 3.7 to take action).

     (c)      Required Procedures.

     Sec. 3.4, 3.5, 3.6, 3.7 and 3.8, which govern meetings, action without meetings, notice and waiver of notice, quorum and voting requirements of the board of directors, apply to committees and their members.

     (d)      Authority.

     Unless limited by the Articles of Incorporation or the Act, each committee may exercise those aspects of the authority of the board of directors that the board of directors confers upon such committee in the resolution creating the committee. Provided, however, a committee may not:

          (1) authorize distributions;

          (2) approve or propose to shareholders action that the Act requires be approved by shareholders;

          (3) fill vacancies on the board of directors or on any of its committees;

          (4) amend the Articles of Incorporation pursuant to the authority of directors;

          (5) adopt, amend, or repeal Bylaws;

          (6) approve a plan of merger not requiring shareholder approval;

          (7) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the board of directors; or

          (8) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the board of directors may authorize a committee (or a senior executive officer of the Corporation) to do so within limits specifically prescribed by the board of directors.

                                   ARTICLE IV.
                                    OFFICERS

     Section 4.1           Number.

     The officers of the Corporation shall be a President, a Secretary, and a Treasurer, each of whom shall be appointed by the board of directors. Such other officers and assistant officers as may be deemed necessary, including any vice-presidents, may be appointed by the board of directors. If specifically authorized by the board of directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the Corporation.

     Section 4.2           Appointment and Term of Office.

     The officers of the Corporation shall be appointed by the board of directors for a term as determined by the board of directors. The designation of a specified term grants to the officer no contract rights, and the board can remove the officer at any time prior to the termination of such term. If no term is specified, they shall hold office until they resign or die, or until they are removed in the manner provided in Sec. 4.3. The officers of the Corporation shall have such authority and perform such duties as may be provided herein or by action of the board of directors not inconsistent herewith. In addition, they shall have such other duties as are usually imposed upon such officers of public companies and such as are required by law.

     Section 4.3           Removal.

     Unless appointed by the shareholders, any officer or agent may be removed by the board of directors at any time, with or without cause. Any officer or agent appointed by the shareholders may be removed by the shareholders entitled to elect that officer. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

     Section 4.4           The President.

     The President shall be the principal executive officer of the Corporation and, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the Corporation. He shall see that all orders and resolutions of the board of directors are carried out. He shall, when present, preside at all meetings of the shareholders and of the board of directors, unless a Chairman of the board of directors shall have been designated by the board. He may sign, with the Secretary or any other proper officer of the

Corporation thereunto authorized by the board of directors, certificates for shares of the Corporation and deeds, mortgages, bonds, contracts or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be delegated by the board of directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the board of directors from time to time. The President shall have general supervision and direction of all the other officers of the Corporation and shall see that their duties are properly performed. He shall report on the operation of the Corporation to the directors and shareholders from time to time concerning all matters within his knowledge relating to the business and affairs of the Corporation.

     Section 4.5           The Vice-Presidents.

     If appointed, in the absence of the President or in the event of his death, inability or refusal to act, the Vice President (or, in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. (If there is no Vice-President, then the Treasurer shall perform such duties of the President.) Any Vice-President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the Corporation the issuance of which have been authorized by resolution of the board of directors; and shall perform such other duties as from time to time may be assigned to him by the President or by the board of directors.

     Section 4.6           The Secretary.

     The Secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of any seal of the Corporation and if there is a seal of the Corporation, see that it is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) when requested or required, authenticate any records of the Corporation; (e) keep a register of the post office address of each shareholder that shall be furnished to the Secretary by such shareholder; (f) sign with the President, or a Vice-President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the board of directors; (g) have general charge of the stock transfer books of the Corporation; and (h) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the President or by the board of directors.

     Section 4.7           The Treasurer.

     The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the board of directors and (c) in general perform all of the duties incident to the office of treasurer and such duties as from time to time may be assigned to him by the President or by the board of directors. The President or Treasurer, or such other person or persons as may be designated by the board of directors only, shall have authority to sign checks of the Corporation.

     If required by the board of directors, the Treasurer shall give the Corporation a bond in a form and in a sum with surety satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the Corporation in case of his death, resignation or removal from office, of all books, papers, vouchers, money and other property of whatever kind and nature in his possession belonging to the Corporation.

     Section 4.8           Assistant Secretaries and Assistant Treasurers.

     The Assistant Secretaries, when authorized by the board of directors, may sign with the President or a Vice-President certificates for shares of the Corporation the issuance of which shall have been authorized by a resolution of the board of directors. The Assistant Treasurers shall respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the board of directors.

     Section 4.9           Salaries.

     The salaries of the officers shall be fixed from time to time by the board of directors.

                                   ARTICLE V.
                          INDEMNIFICATION OF DIRECTORS,
                         OFFICERS, AGENTS, AND EMPLOYEES

     Section 5.1           Indemnification.

     The Corporation shall, to the fullest extent permitted by law, indemnify its officers and directors (and other individuals) as and to the extent provided by the Corporation's Articles of Incorporation. The Corporation is authorized, to the fullest extent permitted by law and the Corporation's Articles of Incorporation, to maintain such insurance as it may deem necessary or desirable for the benefit of its officers, directors and other individuals.

     Section 5.2 Request for Indemnification; Determination of Entitlement Thereto; When Paid.

     To obtain indemnification under this Bylaw, a claimant shall comply with the applicable provisions of the Corporation's Articles of Incorporation and submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Sec. 5.2, a determination with respect to the claimant's entitlement thereto shall be made in accordance with Sec. 33-8-550 of the Act, or any succeeding statute of like or similar tenor or effect.

     Section 5.3           No Challenge to Validity.

     The Corporation shall be precluded from asserting in any judicial proceeding commenced to obtain the indemnification described in this Article V or in the Corporation's Articles of Incorporation that the procedures and presumptions of this Bylaw are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Bylaw and the Corporation's Articles of Incorporation.

     Section 5.4           Nonexclusivity.

     The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Bylaw shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of shareholders or directors or otherwise. No repeal or modification of this Bylaw shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

     Section 5.5           Severability.

     If any provision or provisions of this Bylaw shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Bylaw (including, without limitation, each portion of any Section of this Bylaw containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Bylaw (including, without limitation, each such portion of any section of this Bylaw containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     Section 5.6           Notices.

     Any notice, request or other communication required or permitted to be given to the Corporation under this Bylaw shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

                                   ARTICLE VI.
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

                  Section 6.1           Certificates for Shares.

     (a) Content.

     Certificates representing shares of the Corporation shall at minimum, state on their

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

face the name of the issuing Corporation and that it is formed under the laws of South Carolina; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the board of directors. Such certificates shall be signed (either manually or by facsimile) by the President or a Vice-President and by the Secretary or an Assistant Secretary and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified.

     (b)      Legend as to Class or Series.

     If the Corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state con spicuously on its front or back that the Corporation will furnish the shareholder this information on request in writing and without charge.

     (c)      Shareholder List.

     The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation.

     (d)      Transferring Shares.

     All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the board of directors may prescribe.

     Section 6.2           Registration of the Transfer of Shares.

     Registration of the transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation. In order to register a transfer, the record owner shall surrender the shares to the Corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Subject to the provisions of Sec. 33-7-300(d) of the Act (relating to shares held in a voting trust) (or any succeeding provision of like or similar tenor or effect), and unless the Corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the Corporation as the owner, the person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.


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

    Section 6.3           Restrictions on Transfer of Shares Permitted.

     Restrictions may be imposed pursuant to Sec. 33-6-270 of the Act or any succeeding provision of like or similar tenor or effect on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares).

     Section 6.4           Acquisition of Shares.

     The Corporation may acquire its own shares and, unless otherwise provided in the Articles of Incorporation, the shares so acquired constitute authorized but unissued shares.

     If the Articles of Incorporation prohibit the reissue of acquired shares, the number of authorized shares shall be reduced by the number of shares acquired, effective upon amendment of the Articles of Incorporation, which amendment shall be adopted by the shareholders or the board of directors without shareholder action.

                                  ARTICLE VII.
                                  DISTRIBUTIONS

    Section 7.1           Distributions.

    Distributions (including dividends on its outstanding shares) may be paid to the fullest extent provided by law, as and to the extent, in the manner and upon the terms and condi tions declared from time to time by resolution of the board of directors of the Corporation.

                                  ARTICLE VIII.
                                 CORPORATE SEAL

     Section 8.1           Corporate Seal.

     The board of directors may provide a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the Corporation, South Carolina as the state of Incorporation, and the words "Corporate Seal."

                                   ARTICLE IX.
                                   FISCAL YEAR

     Section 9.1           Fiscal Year.

     The fiscal year of the Corporation shall be as determined by the board of directors.



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

                                   ARTICLE X.
                                EMERGENCY BYLAWS

     Section 10.1          Emergency Bylaws.

     Unless the Articles of Incorporation provide otherwise, the following provisions of this Sec. 10.1 "Emergency Bylaws" shall be effective during an emergency which is defined as when a quorum of the Corporation's directors cannot be readily assembled because of some catastrophic event.

     During such emergency:

     (a) Notice of Board Meetings.

          Any one member of the board of directors or any one of the following officers: President, any Vice-President, Secretary, or Treasurer, may call a meeting of the board of direc tors. Notice of such meeting need be given only to those directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

     (b) Temporary Directors and Quorum.

          One or more officers of the Corporation present at the emergency board meeting, as is necessary to achieve a quorum, shall be considered to be directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum (as determined by Sec. 3.6) of the directors are present (including any officers who are to serve as directors for the meeting), those directors present (including the officers serving as directors) shall constitute a quorum.

     (c) Actions Permitted to Be Taken.

          The board may as constituted in paragraph (b), and after notice as set forth in paragraph (a):

          (1) Officer's Powers.

               Prescribe emergency powers to any officer of the Corporation;

          (2) Delegation of any Power.

               Delegate to any officer or director, any of the powers of the board of directors;



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

          (3) Lines of Succession.

               Designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

          (4) Relocate Principal Place of Business.

               Relocate the principal place of business, or designate successive or simultaneous principal places of business;

          (5) All Other Action.

               Take any other action, convenient, helpful, or necessary to carry on the business of the Corporation.

                                   ARTICLE XI.
                                   AMENDMENTS

     Section 11.1          Amendments.

     The Corporation's board of directors may amend or repeal any of the Corporation's Bylaws unless:

          (a) the Articles of Incorporation or the Act reserve this power exclusively to the shareholders in whole or in part; or

          (b) the shareholders in adopting, amending, or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw.

     Any amendment that changes the voting or quorum requirement for the shareholders must comply with Article II Sec. 2.8.

     The Corporation's shareholders may amend or repeal the Corporation's Bylaws even though the Bylaws may also be amended or repealed by its board of directors. Any notice of a meeting of shareholders at which Bylaws are to be adopted, amended, or repealed shall state that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of Bylaws and contain or be accompanied by a copy or summary of the proposal.


Adopted as of December 9, 1999.


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